                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                              -------------------------


                                      FORM 8-K


                                  CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): June 9, 1999


                              DUPONT PHOTOMASKS, INC.
               (Exact name of registrant as specified in its charter)


                                      DELAWARE
                   (State or Other Jurisdiction of Incorporation)


             0-20839                              74-2238819
     (Commission File Number)      (I.R.S. Employer Identification No.)




                             131 OLD SETTLERS BOULEVARD
                              ROUND ROCK, TEXAS 78664
            (Address of principal executive offices, including zip code)


                                   (512) 310-6500
               (Registrant's telephone number, including area code)

5.  Chief Executive Officer and Chairman of our Board of Directors steps down


On June 9, 1999, we announced that J. Michael Hardinger, Chief Executive Officer and Chairman of our Board of Directors, stepped down from these positions. Further, we announced that our Board of Directors has formed a search committee to identify a new Chief Executive Officer and has named Marshall Turner, a current member of our Board of Directors, as our interim Chief Executive Officer and Chairman of our Board of Directors.


Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned, thereunto duly authorized.

                                                  DuPont Photomasks, Inc.

                                                  By: /s/ JOHN M. LYNN
                                                     ----------------------
                                                  John M. Lynn,
                                                  Executive Vice President,
                                                  General Counsel and Secretary

DATE: June 9, 1999